UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2016 (May 19, 2016)

 L Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

L Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2016. The matters voted upon at the Annual Meeting, each of which is described in the 2016 Proxy Statement filed on April 8, 2016 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Dennis S. Hersch, David T. Kollat and Leslie H. Wexner were elected to the Board of Directors for a term of three years. Of the 257,349,097 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
Dennis S. Hersch	239,446,359	2,167,572	149,995	15,585,171
David T. Kollat	219,393,736	22,204,882	165,308	15,585,171
Leslie H. Wexner	235,599,159	3,703,161	2,461,606	15,585,171

In addition, directors whose term of office continued after the Annual Meeting were: E. Gordon Gee, Donna A. James, Jeffrey H. Miro, Michael G. Morris, Stephen D. Steinour, Allan R. Tessler, Abigail S. Wexner and Raymond Zimmerman.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2016 fiscal year was ratified, with 255,214,097 shares voting for the appointment, 1,868,430 shares voting against the appointment and 266,570 shares abstaining.

Company Proposal to Amend the Certificate of Incorporation to Remove Supermajority Voting Requirements

The Company’s proposal to amend the Certificate of Incorporation to remove supermajority voting requirements did not receive a sufficient number of votes from stockholders to be approved, with 174,828,709 shares voting for the proposal, 62,818,374 shares voting against the proposal, 4,116,843 shares abstaining and 15,585,171 broker non-votes. In order to be approved, this proposal required the affirmative vote of at least 75% of the outstanding shares of the Company entitled to vote at the Annual Meeting. 60.92% of the total number of shares of the Company outstanding at March 24, 2016, the record date of the Annual Meeting, voted in favor of the proposal.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the Proxy Statement was approved by the stockholders, on an advisory basis, with 213,786,796 shares voting for the Company’s executive compensation, 27,630,724 shares voting against the Company’s compensation, 346,406 shares abstaining and 15,585,171 broker non-votes. 88.55% of the shares voting on the proposal voted in favor of the proposal.

Stockholder Proposal on Proxy Access

The stockholder proposal on proxy access was approved by the stockholders, with 126,081,007 shares voting for the proposal, 114,070,292 shares voting against the proposal, 1,612,627 shares abstaining and 15,585,171 broker non-votes. 52.50% of the shares voting on the proposal voted in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 24, 2016	By:	/s/ Samuel P. Fried
Name: Samuel P. Fried
Title: Executive Vice President – Law, Policy & Governance